                                                                          page 1

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           8/1/2005 through 8/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS

     (A) Total Portfolio Balance                                                                           $1,585,414,912.47
     (B) Total Securities Balance                                                                          $1,585,414,912.47
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                       $383,000,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                    24.16%
         (iii) Class A-1 Notes Rate                                                                                 1.23313%
         (iv)  Class A-1 Notes Accrual Basis                                                                      Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                       $430,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                    27.12%
         (iii) Class A-2 Notes Rate                                                                                   1.340%
         (iv)  Class A-2 Notes Accrual Basis                                                                          30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                       $428,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                    27.00%
         (iii) Class A-3 Notes Rate                                                                                   1.690%
         (iv)  Class A-3 Notes Accrual Basis                                                                          30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                       $308,740,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                    19.47%
         (iii) Class A-4 Notes Rate                                                                                   2.160%
         (iv)  Class A-4 Notes Accrual Basis                                                                          30/360
     (G) Certificates
         (i)   Certificates Balance                                                                           $35,674,912.47
         (ii)  Certificates Percentage (G(i)/B)                                                                        2.25%
         (iii) Certificates Rate                                                                                      2.160%
         (iv)  Certificates Accrual Basis                                                                             30/360
     (H) Servicing Fee Rate                                                                                            1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                           5.16%
         (ii)  Weighted Average Original Maturity (WAOM)                                                               58.18 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                               51.29 months
         (iv)  Number of Receivables                                                                                  98,208
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                              0.50%
         (ii)  Reserve Account Initial Deposit                                                                 $7,927,074.56
         (iii) Specified Reserve Account Percentage                                                                    0.75%
         (iv)  Specified Reserve Account Balance                                                              $11,890,611.84

     (K) Yield Supplement Account Deposit                                                                          $6,519.48

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     (A) Total Portfolio Balance                                                                             $482,200,846.66
     (B) Total Securities Balance                                                                            $482,200,846.66
     (C) Cumulative Note and Certificate Pool Factor                                                               0.3041480
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                 $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                         0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                                 $0.00
         (ii)  Class A-2 Notes Pool Factor                                                                         0.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                       $158,091,547.00
         (ii)  Class A-3 Notes Pool Factor                                                                         0.3693728
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                       $308,740,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                         1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                           $15,369,299.66
         (ii)  Certificates Pool Factor                                                                            0.4308153
         (iii) Certificates Interest Carryover Shortfall                                                               $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                              $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                 $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                $11,890,611.84
         (ii)  Yield Supplement Account                                                                              $958.04
         (iii) Payahead Account                                                                                        $0.00
         (iv)  Advances Outstanding                                                                              $262,433.25
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                           5.00%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                               25.92 months
         (iii) Number of Receivables                                                                                  58,432
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                        97.03%
         (ii)  Certificate Percentage                                                                                  2.97%

                                                                          page 2

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           8/1/2005 through 8/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME

     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                         $0.00
         (ii)  Prepayments in Full                                                                                     $0.00
         (iii) Prepayments in Full due to Repurchases                                                                  $0.00
     (B) Precomputed Contracts Collections                                                                             $0.00
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                        $0.00
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                          $20,059,739.18
         (ii)  Prepayments in Full                                                                            $10,750,816.77
         (iii) Repurchased Receivables Related to Principal                                                            $0.00
     (E) Simple Interest Receivables Interest
         (i)  Simple Interest Collections                                                                      $2,075,602.94
     (F) Payment Advance for Precomputes
         (i)  Reimbursement of Previous Advances                                                                       $0.00
         (ii) Current Advance Amount                                                                                   $0.00
     (G) Interest Advance for simple Interest - Net                                                             ($47,615.51)
     (H) Payahead Account
         (i)  Payments Applied                                                                                         $0.00
         (ii) Additional Payaheads                                                                                     $0.00
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                           4.99%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                               24.99 months
         (iii) Remaining Number of Receivables                                                                        56,628
     (J) Delinquent Receivables                                      # Units           Dollar Amount
                                                                  --------------  ----------------------
         (i)  31-60 Days Delinquent                               1,660    2.93%  $13,314,190.23   2.95%
         (ii) 61-90 Days Delinquent                                 519    0.92%   $4,378,979.11   0.97%
         (ii) 91 Days or More Delinquent                             72    0.13%     $628,825.62   0.14%
     (K) Vehicles Repossessed During Collection Period               25    0.04%     $215,858.52   0.05%
     (L) Total Repossessed Vehicles in Inventory                     42    0.07%     $358,466.63   0.08%

IV. INPUTS DERIVED FROM OTHER SOURCES
     (A) Collection Account Investment Income                                                                          $0.00
     (B) Reserve Account Investment Income                                                                        $34,122.94
     (C) Yield Supplement Account Investment Income                                                                    $2.89
     (D) Trust Fees Expense                                                                                            $0.00
     (E) Aggregate Net Losses for Collection Period                                                              (38,431.90)
     (F) Liquidated Receivables Information
         (i) Gross Principal Balance on Liquidated Receivables                                                    330,814.11
         (ii) Liquidation Proceeds                                                                                167,973.23
         (ii) Recoveries from Prior Month Charge Offs                                                             201,272.78
     (G) Days in Accrual Period                                                                                           30
     (H) Deal age                                                                                                         28

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
     (A) Total Interest Collections  (III(C)+E(i)-F(i)+F(ii)+G)                                                $2,027,987.43

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received
         (III(A((i)+(ii))+(D(i)+(ii)))                                                                        $30,810,555.95
     (B) Liquidation Proceeds  (IV(F(i)))                                                                         167,973.23
     (C) Repurchased Loan Proceeds Related to Principal
         (III(A(iii)+D(iii)))                                                                                           0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                      201,272.78
                                                                                                           -----------------
     (E) Total Principal Collections   (A+B+C+D)                                                              $31,179,801.96

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                   $33,207,789.39

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                        $85.00

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                         $33,207,874.39

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
     (A) Servicing Fee
         (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                    $401,834.04
         (ii)  Servicing Fee Paid                                                                                 401,834.04
                                                                                                           -----------------
         (iii) Servicing Fee Shortfall                                                                                 $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                $34,122.94
     (C) Yield Supplement Account Investment Income  (IV(C))                                                           $0.00
     (D) Trust Fees Expense (IV(D))                                                                                    $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
     (A) Interest
         (i) Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                          $0.00
             (b) Class A-1 Notes Interest Paid                                                                          0.00
                                                                                                           -----------------
             (c) Class A-1 Notes Interest Shortfall                                                                    $0.00
         (ii) Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                          $0.00
             (b) Class A-2 Notes Interest Paid                                                                          0.00
                                                                                                           -----------------
             (c) Class A-2 Notes Interest Shortfall                                                                    $0.00
         (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                    $222,645.60
             (b) Class A-3 Notes Interest Paid                                                                    222,645.60
                                                                                                           -----------------
             (c) Class A-3 Notes Interest Shortfall                                                                    $0.00

                                                                          page 3

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           8/1/2005 through 8/31/2005

         (iv) Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                    $555,732.00
             (b) Class A-4 Notes Interest Paid                                                                    555,732.00
                                                                                                           -----------------
             (c) Class A-4 Notes Interest Shortfall                                                                    $0.00
         (v) Total Note Interest
             (a) Total Note Interest Due                                                                         $778,377.60
             (b) Total Note Interest Paid                                                                         778,377.60
                                                                                                           -----------------
             (c) Total Note Interest Shortfall                                                                         $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                          $0.00
Amount available for distributions after Fees & Interest
 (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                                              $32,027,662.75
     (B) Principal
         (i) Noteholders' Principal Distribution Amounts                                                      $30,216,471.37
         (ii) Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                         $0.00
             (b) Class A-1 Notes Principal Paid                                                                         0.00
                                                                                                           -----------------
             (c) Class A-1 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                         $0.00
             (b) Class A-2 Notes Principal Paid                                                                         0.00
                                                                                                           -----------------
             (c) Class A-2 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (iv) Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                                $30,216,471.37
             (b) Class A-3 Notes Principal Paid                                                                30,216,471.37
                                                                                                           -----------------
             (c) Class A-3 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (v) Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                         $0.00
             (b) Class A-4 Notes Principal Paid                                                                         0.00
                                                                                                           -----------------
             (c) Class A-4 Notes Principal Shortfall                                                                   $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00
         (vi) Total Notes Principal
             (a) Total Notes Principal Due                                                                     30,216,471.37
             (b) Total Notes Principal Paid                                                                    30,216,471.37
                                                                                                           -----------------
             (c) Total Notes Principal Shortfall                                                                       $0.00
             (d) Reserve Account Withdrawal                                                                            $0.00

XII. RESERVE FUND DEPOSIT
     Amount available for deposit into reserve account                                                         $1,811,191.38
     Amount deposited into reserve account                                                                              0.00
     Excess Amount Released from Reserve Account                                                                        0.00
                                                                                                           -----------------
     Excess funds available to Certificateholders                                                               1,811,191.38
                                                                                                           -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                   $27,664.74
         (ii)  Certificate Interest Shortfall Beginning Balance                                                        $0.00
                                                                                                           -----------------
         (iii) Total Certificate Interest Due                                                                     $27,664.74
         (iv)  Certificate Interest Paid                                                                           27,664.74
                                                                                                           -----------------
         (v)   Certificate Interest Shortfall Ending Balance                                                           $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                 $924,898.69
         (ii)  Certificate Principal Shortfall Beginning Balance                                                       $0.00
                                                                                                           -----------------
        (iii) Total Certificate Principal Due                                                                    $924,898.69
         (iv)  Certificate Principal Paid                                                                         924,898.69
                                                                                                           -----------------
         (v)   Certificate Principal Shortfall Ending Balance                                                          $0.00
     (C) Release to Seller                                                                                       $858,627.95

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                    $33,207,874.39
     (B) Service Fee                                                                                             $401,834.04
     (C) Trustee Fees                                                                                                   0.00
     (D) Class A1 Amount                                                                                               $0.00
     (E) Class A2 Amount                                                                                               $0.00
     (F) Class A3 Amount                                                                                      $30,439,116.97
     (G) Class A4 Amount                                                                                         $555,732.00
     (H) Amount Deposited into Reserve Account                                                                         $0.00
     (I) Certificateholders                                                                                      $952,563.43
     (J) Release to seller                                                                                       $858,627.95
     (K) Total amount distributed                                                                             $33,207,874.39
     (L) Amount of Draw from Reserve Account                                                                            0.00
     (M) Excess Amount Released from Reserve Account                                                                    0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------

                                                                           Beginning                                 End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                               of Period                              of Period
                                                                   --------------------------             --------------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                             $466,831,547.00                       $436,615,075.63
         (ii)   Note Pool Factor                                             0.3012322                             0.2817344
         (iii)  Class A-1 Notes Balance                                           0.00                                  0.00
         (iv)   Class A-1 Notes Pool Factor                                  0.0000000                             0.0000000
         (v)    Class A-2 Notes Balance                                           0.00                                  0.00
         (vi)   Class A-2 Notes Pool Factor                                  0.0000000                             0.0000000
         (vii)  Class A-3 Notes Balance                                 158,091,547.00                        127,875,075.63
         (viii) Class A-3 Notes Pool Factor                                  0.3693728                             0.2987735
         (ix)   Class A-4 Notes Balance                                 308,740,000.00                        308,740,000.00
         (x)    Class A-4 Notes Pool Factor                                  1.0000000                             1.0000000

                                                                          page 4

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2003-2 Owner Trust
                           8/1/2005 through 8/31/2005

         (xi)   Certificates Balance                                     15,369,299.66                         14,444,400.97
         (xii)  Certificates Pool Factor                                     0.4308153                             0.4048896
         (xiii) Total Principal Balance of Notes
                and Certificates                                        482,200,846.66                        451,059,476.60
     (B) Portfolio Information
         (i)   Weighted Average Coupon (WAC)                                     5.00%                                 4.99%
         (ii)  Weighted Average Remaining Maturity (WAM)                         25.92 months                          24.99 months
         (iii) Remaining Number of Receivables                                  58,432                                56,628
         (iv)  Portfolio Receivable Balance                            $482,200,846.66                       $451,059,476.60
     (C) Outstanding Advance Amount                                        $262,433.25                           $214,817.74
     (D) Outstanding Payahead Balance                                            $0.00                                 $0.00

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
     (A) Beginning Reserve Account Balance                                                                    $11,890,611.84
     (B) Draws                                                                                                          0.00
         (i)   Draw for Servicing Fee                                                                                   0.00
         (ii)  Draw for Interest                                                                                        0.00
         (iii) Draw for Realized Losses                                                                                 0.00
     (C) Excess Interest Deposited into the Reserve Account                                                             0.00
     (D) Reserve Account Balance Prior to Release                                                              11,890,611.84
     (E) Reserve Account Required Amount                                                                       11,890,611.84
     (F) Final Reserve Account Required Amount                                                                 11,890,611.84
     (G) Excess Reserve Account Amount                                                                                  0.00
     (H) Ending Reserve Account Balance                                                                        11,890,611.84

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
     (A) Beginning Yield Supplement Account Balance                                                                   958.04
     (B) Investment Earnings                                                                                            2.89
     (C) Investment Earnings Withdraw                                                                                   0.00
     (D) Additional Yield Supplement Amounts                                                                            0.00
     (E) Yield Supplement Deposit Amount                                                                               85.00
                                                                                                          ------------------
     (F) Ending Yield Supplement Account Balance                                                                      875.93

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
     (A) Liquidated Contracts
         (i)  Liquidation Proceeds                                                                               $167,973.23
         (ii) Recoveries on Previously Liquidated Contracts                                                       201,272.78
     (B) Aggregate Net Losses for Collection Period                                                              (38,431.90)
     (C) Net Loss Rate for Collection Period (annualized)                                                             -0.10%
     (D) Cumulative Net Losses for all Periods                                                                  6,874,518.40
     (E) Delinquent Receivables                                       # Units         Dollar Amount
                                                                  --------------  ----------------------
        (i)  30-59 Days Delinquent                                1,660    2.93%  $13,314,190.23   2.95%
         (ii) 60-89 Days Delinquent                                 519    0.92%   $4,378,979.11   0.97%
         (ii) 90 Days or More Delinquent                             72    0.13%     $628,825.62   0.14%

XVIII. REPOSSESSION ACTIVITY                                          # Units         Dollar Amount
                                                                  --------------  ----------------------
     (A) Vehicles Repossessed During Collection Period               25    0.04%     $215,858.52   0.05%
     (B) Total Repossessed Vehicles in Inventory                     42    0.07%     $358,466.63   0.08%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
     (A) Ratio of Net Losses to the Pool Balance
         as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                      0.20%
         (ii)  Preceding Collection Period                                                                             0.10%
         (iii) Current Collection Period                                                                              -0.10%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.07%
     (B) Ratio of Balance of Contracts Delinquent 61 Days
         or More to the Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                      0.82%
         (ii)  Preceding Collection Period                                                                             0.87%
         (iii) Current Collection Period                                                                               1.12%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                     0.94%

     (C) Loss and Delinquency Trigger Indicator                                                         Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

             /s/ John Weisickle
             -----------------------
             Mr. John Weisickle
             Vice President